                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


                                 January 1, 1999

             -------------------------------------------------------
                Date of Report (Date of Earliest Event Reported)



                           INTERNATIONAL PAPER COMPANY
             -------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



NEW YORK                        1-3157                 13-0872805
-----------------             --------------          -------------------
(State of                     (Commission             (IRS Employer
Incorporation)                 File)                   Identification Number)





                   TWO MANHATTANVILLE ROAD, PURCHASE, NY 10577
                   -------------------------------------------
                    (Address of Principal executive offices)


                                  914-397-1500
                                 ---------------
                                 (Telephone No.)

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

ITEM 1.     CHANGES IN CONTROL OF REGISTRANT

            N/A

ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            N/A

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

            N/A

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            N/A

ITEM 5.     OTHER EVENTS


            The executives officers of the Company are now:

            John T. Dillon, Chairman and Chief Executive Officer;

            James P. Melican, Executive Vice President-Legal & External Affairs;

            David W. Oskin, Executive Vice President-Consumer Packaging;

            C. Wesley Smith, Executive Vice President-Operations Group;

            Milan J. Turk, Executive Vice President-Specialty Businesses;

            Robert M. Amen, President of International Paper-Europe;

            Robert M. Byrnes, Senior Vice President-Human Resources;

            Thomas E. Costello, Senior Vice President-Distribution;

            Douglas Fox, Senior Vice President-Marketing;

            Newland A. Lesko, Senior Vice President - Industrial Packaging;

            Andrew R. Lessin, Vice President and Controller;

            William B. Lytton, Senior Vice President and General Counsel;

            Marianne M. Parrs, Senior Vice President-Administration and Chief Financial Officer;

            William H. Slowikowski, Senior Vice President-Printing Papers;

            Manco Snapp, Senior Vice President-Building Materials;

            W. Dennis Thomas, Senior Vice President - Public Affairs and Communications.

ITEM 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS

            N/A

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (a)   Financial Statements:

            N/A

            (b)   Pro Forma Financial Information:

            N/A

            (c)    Exhibits


ITEM 8.     CHANGES IN FISCAL YEAR

            N/A

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                    INTERNATIONAL PAPER COMPANY
                                    (Registrant)



Date: January 5, 1999               /S/ CAROL M. SAMALIN
      Purchase, NY                  ----------------------------------
                                    Carol M. Samalin
                                    Assistant Secretary